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                                                                   EXHIBIT 10.69

                DEED OF TRUST, MORTGAGE AND SECURITY AGREEMENT

                      WITH GUARANTY FEDERAL BANK, F.S.B.
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                          DEED OF TRUST, MORTGAGE AND
                              SECURITY AGREEMENT


THE STATE OF TEXAS    )
                      )                   KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HARRIS      )


         THAT, Wells Operating Partnership, L.P., a Delaware limited partnership (hereinafter called "Grantor", whether one or more), for and in consideration of the sum of Ten Dollars ($10.00) to Grantor in hand paid by Mark Crawford, Trustee, of Dallas County, Texas (hereinafter called the "Trustee"), in order to secure the payment of the indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements and undertakings of Grantor hereinafter described, does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to the Trustee the real estate situated in the County of Harris and State of Texas described in Exhibit A attached hereto and
                                                 ---------
made a part hereof, together with (i) all the buildings and other improvements now on or hereafter located thereon; (ii) all materials, equipment, fixtures or other property whatsoever now or hereafter attached or affixed to or installed in said buildings and other improvements, including, but not limited to, all heating, plumbing, lighting, water heating, cooking, laundry, refrigerating, incinerating, ventilating and air conditioning equipment, disposals, dishwashers, refrigerators and ranges, recreational equipment and apparatus, utility lines and equipment (whether owned individually or jointly with others), sprinkler systems, fire extinguishing apparatus and equipment, water tanks, swimming pools, engines, machines, elevators, motors, cabinets, shades, blinds, partitions, window screens, screen doors, storm windows, awnings, drapes, and rugs and other floor coverings, and all fixtures, accessions and appurtenances thereto, and all renewals or replacements of or substitutions for any of the foregoing, all of which materials, equipment, fixtures and other property are hereby declared to be permanent fixtures and accessions to the freehold and part of the realty conveyed herein as security for the indebtedness herein mentioned;
(iii) all easements and rights of way now and at any time hereafter used in connection with any of the foregoing property or as a means of ingress to or egress from said property or for utilities to said property; (iv) all interests of Grantor in and to any streets, ways, alleys and/or strips of land adjoining said land or any part thereof; and (v) all rights, estates, powers and privileges appurtenant or incident to the foregoing, BUT SUBJECT TO the Permitted Encumbrances (hereinafter defined).

         TO HAVE AND TO HOLD the foregoing property (herein called the "Mortgaged Property") unto the Trustee and his successors or substitutes in this trust and to his or their successors and assigns, IN TRUST, however, upon the terms, provisions and conditions herein set forth.

         In order to secure the payment of the indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements and undertakings of Grantor hereinafter described, Grantor hereby grants to the Noteholder (as hereinafter defined) a security interest in

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all goods, equipment, furnishings, fixtures, furniture, chattels and personal property of whatever nature owned by Grantor now or hereafter located or used in and about the building or buildings or other improvements now erected or hereafter to be erected on the lands described in Exhibit A attached hereto and
                                                  ---------
made a part hereof, or otherwise located on said lands, and all fixtures, accessions and appurtenances thereto, and all renewals or replacements of or substitutions for any of the foregoing, all building materials and equipment now or hereafter delivered to said premises and intended to be installed therein, all security deposits (whether cash, one or more letters of credit, bonds or other form of security) and advance rentals under lease agreements now or at any time hereafter covering or affecting any of the Property (as hereinafter defined) and held by or for the benefit of Grantor, all monetary deposits which Grantor has been required to give to any public or private utility with respect to utility services furnished to the Property, all rents and other amounts from and under leases of all or any part of the Property, all issues, profits and proceeds from all or any part of the Property, all proceeds (including premium refunds) of each policy of insurance relating to the Property, all proceeds from the taking of the Property or any part thereof or any interest therein or right or estate appurtenant thereto by eminent domain or by purchase in lieu thereof, all amounts deposited in escrow for the payment of ad valorem taxes, assessments and charges and/or premiums for policies of insurance with respect to the Property, all contracts related to the Property, all money, funds, accounts, instruments, documents, general intangibles (including trademarks, trade names and symbols used in connection therewith), all notes or chattel paper arising from or related to the Property, all permits, licenses, franchises, certificates, and other rights and privileges obtained in connection with the Property, all plans, specifications, maps, surveys, reports, architectural, engineering and construction contracts, books of account, insurance policies and other documents, of whatever kind or character, relating to the use, construction upon, occupancy, leasing, sale or operation of the Property, all proceeds and other amounts paid or owing to Grantor under or pursuant to any and all contracts and bonds relating to the construction, erection or renovation of the Property, all oil, gas and other hydrocarbons and other minerals produced from or allocated to the Property and all products processed or obtained therefrom, the proceeds thereof, and all accounts and general intangibles under which such proceeds may arise, together with any sums of money that may now or at any time hereafter become due and payable to Grantor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and future oil, gas and mining leases covering the Property or any part thereof (all of the property described in this paragraph hereinafter collectively called the "Collateral") and all proceeds of the Collateral. (The Mortgaged Property and the Collateral are herein sometimes collectively called the "Property".)

                                  ARTICLE I.

                             Secured Indebtedness
                             --------------------

         1.1.  Secured Indebtedness. This Deed of Trust, Mortgage and Security
               --------------------
Agreement (hereinafter called this "Deed of Trust") is made to secure and enforce the payment of the following note, obligations, indebtedness and liabilities: (a) one certain promissory note of even

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date herewith in the principal amount of $35,900,000, made by Grantor, and payable to the order of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank, with interest at the rate or rates therein provided, both principal and interest being payable as therein provided and all amounts remaining unpaid thereon being finally due and payable on that date which is twelve (12) months from the date thereof, and containing a provision for the payment of a reasonable additional amount as attorney's fees, and all other notes given in substitution therefor or in modification, increase, renewal or extension thereof, in whole or in part, such note and all other notes given in substitution therefor or in modification, increase, renewal or extension thereof, in whole or in part, being hereinafter called the "Note", and said payee and all subsequent holders of the Note or any part thereof or any interest therein or any of the "secured indebtedness" (as hereinafter defined) being hereinafter called the "Noteholder"; and (b) all loans and future advances made by the Noteholder to Grantor and all other debts, obligations and liabilities of every kind and character of Grantor now or hereafter existing in favor of the Noteholder as incurred or arising pursuant to the provisions of this Deed of Trust or any loan agreement relating to the above described indebtedness or any other instrument now or hereafter evidencing, governing or securing the above described indebtedness or any part thereof, whether such debts, obligations or liabilities be direct or indirect, primary or secondary, joint or several, fixed or contingent, and whether originally payable to the Noteholder or to a third party and subsequently acquired by the Noteholder and whether such debts, obligations and liabilities are evidenced by note, open account, overdraft, endorsement, surety agreement, guaranty or otherwise, it being contemplated that Grantor may hereafter become indebted to the Noteholder in further sum or sums. The indebtedness referred to in this Paragraph is hereinafter sometimes called the "secured indebtedness" or the "indebtedness secured hereby."

                                  ARTICLE II.

                   Representations, Warranties and Covenants
                   -----------------------------------------

         2.1.  Representations, Warranties and Covenants.  Grantor represents,
               -----------------------------------------
warrants and covenants to and with the Noteholder as follows:

                  (a)    Financial Matters. Grantor is solvent, is not bankrupt
                         -----------------
          and has no outstanding liens, suits, garnishments, bankruptcies or court actions which could render Grantor insolvent or bankrupt. There has not been filed by or against Grantor a petition in bankruptcy or a petition or answer seeking an assignment for the benefit of creditors, the appointment of a receiver, trustee, custodian or liquidator with respect to Grantor or any substantial portion of Grantor's property, reorganization, arrangement, rearrangement, composition, extension, liquidation or dissolution or similar relief under the Federal Bankruptcy Code or any state law. All reports, statements and other data furnished by Grantor to the Noteholder in connection with the loan evidenced by the Note are true and correct in all material respects and do not omit to state any fact or circumstance necessary to make the statements contained therein not misleading. No material adverse change has occurred since the dates of such reports, statements and other data in the financial condition of Grantor or of any tenant under leases described in such

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          reports, statements and other data. For the purposes of this paragraph, Grantor shall also include any surety(ies) and any joint venturer or general partner of Grantor.

                  (b)    Title and Authority.  Grantor is the lawful owner of
                         -------------------
          good and marketable title to the Property and has good right and authority to grant, bargain, sell, convey, transfer, assign and mortgage the Mortgaged Property and to grant a security interest in the Collateral. Grantor does not do business with respect to the Property under any trade name.

                  (c)    Permitted Encumbrances.  To Grantor's knowledge, based
                         ----------------------
          solely on the title commitment issued by Fidelity National Title Insurance Company to Grantor regarding the Property (i) the Property is free and clear from all liens, security interests and encumbrances except the lien and security interest evidenced hereby and the encumbrances set forth in Exhibit B attached hereto and made a part
                                    ---------
          hereof (hereinafter called the "Permitted Encumbrances"), and (ii) there are no mechanic's or materialmen's liens, lienable bills or other claims constituting or that may constitute a lien on the Property, or any part thereof.

                  (d)    No Financing Statement.  To Grantor's knowledge, there
                         ----------------------
          is no financing statement covering all or any part of the Property or its proceeds on file in any public office.

                  (e)    Location of Collateral.  All tangible Collateral is
                         ----------------------
          located on the property described in Exhibit A attached hereto and
                                               ---------
          made a part hereof.

                  (f)    No Homestead.  No portion of the Property is being used
                         ------------
          as Grantor's business or residential homestead.

                  (g)    No Default or Violation.  The execution, delivery and
                         -----------------------
          performance of this Deed of Trust, the Note and all other Loan Documents do not contravene, result in a breach of or constitute a default under any mortgage, deed of trust, lease, promissory note, loan agreement or other contract or agreement to which Grantor is a party or by which Grantor or any of its properties may be bound or affected and do not violate or contravene any law, order, decree, rule or regulation to which Grantor is subject.

                  (h)    Compliance with Covenants and Laws.  To Grantor's
                         ----------------------------------
          knowledge, the Property and the intended use thereof by Grantor comply with all applicable restrictive covenants, zoning ordinances and building codes, flood disaster laws, applicable health, safety and environmental laws and regulations, laws relating to the disabled (including but not limited to The Americans with Disabilities Act of 1990, 42 U.S.C.(S)(S) 12101 et seq. and regulations thereunder [hereinafter called the "ADA"]) and all other applicable laws, statutes, ordinances, rules, regulations, orders, determinations and court decisions (all of the foregoing hereinafter sometimes collectively called "Applicable Laws") without reliance upon grandfather provisions or adjacent or other properties. To

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          Grantor's knowledge, Grantor or Grantor's tenants have obtained all requisite zoning, utility, building, health and operating permits from the governmental authority or municipality having jurisdiction over the Property.

                  (i)    Environmental. Without limitation of the foregoing, to
                         -------------
          the best knowledge of Grantor after due and diligent inquiry and except as specifically disclosed to the Noteholder in that certain Phase I Environmental Site Assessment & Environmental Site Investigation, Enclave Office Building, 1430 Enclave Parkway, Houston, Harris County, Texas, Project No. 92007566A, dated November 30, 2000, prepared by HBC Engineering, Inc., covering the Property, no asbestos, material containing asbestos which is or may become friable or material containing asbestos deemed hazardous by Applicable Laws has been installed in the Property and the Property and Grantor are not in violation of or subject to any existing, pending or, to the best knowledge of Grantor, threatened investigation or inquiry by any governmental authority or to any remedial obligations under any Applicable Laws pertaining to health, safety or the environment (such Applicable Laws as they now exist or are hereafter enacted and/or amended hereinafter sometimes collectively called "Applicable Environmental Laws"), including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (hereinafter called "CERCLA") and the Resource Conservation and Recovery Act of 1976, as amended (hereinafter called "RCRA"), and this representation would continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Property and Grantor. To Grantor's knowledge, Grantor has not obtained and is not required to obtain any permits, licenses or similar authorizations to construct, occupy, operate or use any buildings, improvements, fixtures and equipment forming a part of the Property by reason of any Applicable Environmental Laws. Grantor undertook, at the time of acquisition of the Property, all appropriate inquiry into the previous ownership and uses of the Property consistent with good commercial or customary practice. Grantor has taken all steps necessary to determine and has determined that no hazardous substances or solid wastes have been disposed of or otherwise released on or to the Property. The use which Grantor makes and intends to make of the Property will not result in the disposal or other release of any hazardous substance or solid waste on or to the Property in violation of Applicable Environmental Laws. As used in this Deed of Trust, the term "release" shall have the meaning specified in CERCLA, the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA, and the term "hazardous substance" shall mean (i) any "hazardous substance" as defined in CERCLA and regulations promulgated thereunder, (ii) any "hazardous waste" as defined in RCRA and regulations promulgated thereunder, (iii) any petroleum, including crude oil or any fraction thereof which is not otherwise specifically listed or designated as a hazardous substance under the definition of hazardous substance in CERCLA as well as natural gas, natural gas liquids, liquified natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas), and other petroleum products and by-products (iv) formaldehyde, urea, polychlorinated biphenyls, radon, and "source", "special nuclear" and "by-product"

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          material as defined in the Atomic Energy Act of 1985, 42 U.S.C.(S)(S)
          3011 et seq., (v) any material defined as hazardous or toxic under any statute or regulation of the State of Texas or any agency thereof and
          (vi) any other material or substance which is toxic, ignitable, reactive or corrosive and which is regulated by any Applicable Environmental Law; provided, (i) all such terms shall be deemed to include all similar terms used in any Applicable Environmental Laws or regulations thereunder (including by way of example, but not limitation, pollutant, contaminant, toxic substance, discharge and migration), and (ii) to the extent that any Applicable Environmental Laws or regulations thereunder are amended so as to broaden the meaning, or otherwise establish a meaning, for "hazardous substance," "release," "solid waste," or "disposal" (or "disposed"), or any similar terms, which is broader than that specified above, such broader meaning shall apply.

                  (j)    No Suits.  There are no judicial or administrative
                         --------
          actions, suits or proceedings pending or, to Grantor's knowledge, threatened against or affecting Grantor, any other person liable, directly or indirectly, for the secured indebtedness, or the Property or involving the validity, enforceability or priority of any of the Loan Documents.

                  (k)    Condition of Property. To Grantor's knowledge, (i) the
                         ---------------------
          Property is served by electric, gas, storm and sanitary sewers, sanitary water supply, telephone and other utilities required for the use thereof as represented by Grantor at or within the boundary lines of the Property, (ii) all streets, alleys and easements necessary to serve the Property for the use represented by Grantor have been completed and are serviceable and such streets have been dedicated and accepted by applicable governmental entities, (iii) the Property is in good condition and repair with no deferred maintenance and is free from damage caused by fire or other casualty, (iv) Grantor is aware of no latent or patent structural or other significant defect or deficiency in the Property, and (v) design and as-built conditions of the Property are such that no drainage or surface or other water will drain across or rest upon either the Property or land of others. None of the Property is within a flood plain except as indicated on a survey of the Property delivered to the Noteholder. None of the improvements on the Property create an encroachment over, across or upon any of the Property boundary lines, rights of way or easements, and no buildings or other improvements on adjoining land create such an encroachment.

                  (l)    Organization.  Grantor is a limited partnership duly
                         ------------
          organized under the laws of the State of Delaware and is qualified to do business in the State of Texas under the Texas Revised Limited Partnership Act. Grantor has all requisite power and all governmental certificates of authority, licenses, permits, qualifications and other documentation to own, lease and operate its properties and to carry on its business as now conducted and as contemplated to be conducted. The foregoing representations in this subparagraph shall also apply to any corporation which is a general partner of Grantor.

                  (m)    Enforceability.  The Note, this Deed of Trust and all
                         --------------
          other instruments securing the payment of the Note constitute the legal, valid and binding obligations of

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          Grantor enforceable in accordance with their terms, subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors and subject to the effect of general principles of equity regardless of whether enforcement is sought in a proceeding at law or in equity. The execution and delivery of, and performance under, the Note, this Deed of Trust and all other instruments securing the payment of the Note are within Grantor's powers and have been duly authorized by all requisite action and are not in contravention of the powers of Grantor's charter, by-laws or other corporate papers if Grantor is a corporation, or of Grantor's partnership or joint venture agreement if Grantor is a partnership or joint venture, or of Grantor's limited partnership agreement if Grantor is a limited partnership.

                  (n)    Not a Foreign Person.  Grantor is not a "foreign
                         --------------------
          person" within the meaning of the Internal Revenue Code of 1986, as amended (hereinafter called the "Code"), Sections 1445 and 7701 (i.e. Grantor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and regulations promulgated thereunder).

                  (o)    Warranty.  Grantor will warrant and forever defend the
                         --------
          title to the Property against the claims of all persons whomsoever lawfully claiming or to claim the same or any part thereof, subject to the Permitted Encumbrances.

          2.2.  Covenants and Agreements.  So long as the secured indebtedness
                ------------------------
or any part thereof remains unpaid, Grantor covenants and agrees with the Noteholder as follows:

                  (a)    Payment.  Grantor will make prompt payment, as the same
                         -------
          becomes due, of the Note and of all installments of principal and interest thereon and of all other secured indebtedness.

                  (b)    Existence.  Grantor will continuously maintain its
                         ---------
          existence and its right to do business in the State of Texas together with its franchises and trade names.

                  (c)    Taxes on Note and Other Taxes.  Grantor will promptly
                         -----------------------------
          pay all income, franchise and other taxes owing by Grantor and any stamp taxes which may be required to be paid with respect to the Note, this Deed of Trust or any other instrument evidencing or securing any of the secured indebtedness.

                  (d)    Operation of Property. Grantor will operate the
                         ---------------------
          Property in a good and workmanlike manner and in accordance with all Applicable Laws and will pay all fees or charges of any kind in connection therewith. Grantor will keep the Property occupied so as not to impair the insurance carried thereon. Grantor will not use or occupy, or allow the use or occupancy of, the Property in any manner which violates any Applicable Law or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto. Grantor will comply with and use reasonable efforts to cause all occupants of the

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          Property to comply with the ADA and shall provide the Noteholder with copies of all plans for compliance with the ADA and all surveys relating to such compliance now in Grantor's possession or obtained by Grantor during the term of the loan evidenced by the Note. Grantor will not initiate or permit any zoning reclassification of the Property or seek any variance under existing zoning ordinances applicable to the Property or use or permit the use of the Property in such a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances or other Applicable Laws. Grantor will not impose any restrictive covenants or encumbrances upon the Property, execute or file any subdivision plat affecting the Property or consent to the annexation of the Property to any municipality, without the prior written consent of the Noteholder. Grantor shall not operate the Property, or permit the Property to be operated, as a cooperative or condominium building or buildings in which the tenants or occupants participate in the ownership, control or management of the Property or any part thereof, as tenant stockholders or otherwise. Grantor shall not cause or permit any drilling or exploration for, or extraction, removal or production of, minerals from the surface or subsurface of the Property. Grantor will not do or suffer to be done any act whereby the value of any part of the Property may be lessened. Noteholder or its authorized representatives, including but not limited to third party appraisers, environmental engineers, employees of the Noteholder, architects and engineers, shall have the right to inspect and conduct testing on the Property at any time and Grantor will assist the Noteholder and/or said representatives in whatever way necessary to make such inspections and/or testing. If Grantor receives a notice or claim from any federal, state or other governmental entity pertaining to the Property, including specifically but without limitation a notice that the Property is not in compliance with any Applicable Law, Grantor will promptly furnish a copy of such notice or claim to the Noteholder.

                  (e)    Debts for Construction.  Grantor will cause all debts
                         ----------------------
          and liabilities of any character, including without limitation all debts and liabilities for labor, material and equipment and all debts and charges for utilities servicing the Property, incurred in the construction, maintenance, operation and development of the Property to be promptly paid. Notwithstanding the foregoing, Grantor may in good faith, by appropriate proceedings, contest the validity, applicability or amount of any asserted mechanic's or materialmen's lien and pending such contest Grantor shall not be deemed in default hereunder if Grantor provides the Noteholder with security reasonably satisfactory to the Noteholder and if Grantor promptly causes to be paid any amount adjudged by a court of competent jurisdiction to be due, with all costs and interest thereon, promptly after such judgment.

                  (f)    Ad Valorem Taxes. Grantor will cause to be paid prior
                         ----------------
          to delinquency all taxes and assessments heretofore or hereafter levied or assessed against the Property, or any part thereof, or against the Trustee or the Noteholder for or on account of the Note or the other indebtedness secured hereby or the interest created by this Deed of Trust and will furnish the Noteholder with receipts showing payment of such taxes and assessments at least ten (10) days prior to the applicable default date therefor; except that Grantor may

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          in good faith, by appropriate proceedings, contest the validity, applicability, or amount of any asserted tax or assessment, and pending such contest Grantor shall not be deemed in default hereunder if (i) prior to delinquency of the asserted tax or assessment Grantor establishes an escrow acceptable to the Noteholder adequate to cover the payment of such tax or assessment with interest, costs and penalties and a reasonable additional sum to cover possible costs, interest and penalties (which escrow shall be returned to Grantor upon payment of all such taxes, assessments, interest, costs and penalties); (ii) Grantor pays to the Noteholder promptly after demand therefor all costs and expenses incurred by the Noteholder in connection with such contest; and (iii) Grantor promptly causes to be paid any amount adjudged by a court of competent jurisdiction to be due, with all costs, penalties and interest thereon, promptly after such judgment becomes final; provided, however, that in any event each such contest shall be concluded and the tax, assessment, penalties, interest and costs shall be paid prior to the date any writ or order is issued under which the Property may be sold.

                  (g) Repair and Maintenance. Grantor will keep the Property in
                      ----------------------
          good order, repair, condition and appearance, causing all necessary structural and non-structural repairs, renewals, replacements, additions and improvements to be promptly made, including but not limited to any repairs and maintenance required under all applicable restrictive covenants, and will not allow any of the Property to be misused, abused or wasted or to deteriorate,subject to reasonable wear and tear. Grantor will promptly replace all worn-out or obsolete fixtures or personal property covered by this Deed of Trust with fixtures or personal property comparable to the replaced fixtures or personal property when new, and will repaint the Property when needed. Notwithstanding the foregoing, Grantor will not, without the prior written consent of the Noteholder, (i) erect any new buildings, structures or other improvements on the Property; (ii) remove from the Property any fixtures or personal property covered by this Deed of Trust except such as is replaced by Grantor by an article of equal suitability and value, owned by Grantor, free and clear of any lien or security interest (except that created by this Deed of Trust), (iii) make any structural alteration to the Property or any other alteration thereto which impairs the value thereof or (iv) make any alteration to the Property involving an estimated expenditure exceeding $25,000 except pursuant to plans and specifications approved in writing by the Noteholder. Upon request of the Noteholder, Grantor will deliver to the Noteholder an inventory describing and showing the make, model, serial number and location of all fixtures and personal property used in the management, maintenance and operation of the Property with a certification by Grantor that said inventory is a true and complete schedule of all such fixtures and personal property used in the management, maintenance and operation of the Property, that such items specified in the inventory constitute all of the fixtures and personal property required in the management, maintenance and operation of the Property, and that all such items are owned by Grantor free and clear of any lien or security interest (except that created by this Deed of Trust).

                  (h) Insurance and Casualty. Grantor will keep the Property
                      ----------------------
          insured against loss or damage by fire, explosion, windstorm, hail, flood (if the Property shall at any time be located in an identified "flood prone area" in which flood insurance has been made available pursuant to the Flood Disaster Protection Act of 1973), tornado and such other hazards as may be required by the Noteholder by policies of fire, extended coverage and other insurance in such company or companies, in such amounts, upon such terms and provisions, and with such endorsements, all as may be acceptable to the Noteholder. Grantor will also provide such other insurance as the Noteholder may from time to time require, in such companies, upon such terms and provisions, in such amounts, and with such endorsements, all as are approved by the Noteholder. Grantor further agrees that Grantor will deliver to the Noteholder certified copies of the original policies evidencing such insurance and any additional insurance which shall be taken out upon any part of the Property and receipts evidencing the payment of all premiums, and will deliver certificates evidencing renewals of all such policies of insurance to the Noteholder at least fifteen (15) days before any such insurance shall expire. Without limiting the discretion of the Noteholder with respect to required endorsements to insurance policies, Grantor further agrees that all such policies shall provide that proceeds thereunder will be payable to the Noteholder as its interest may appear pursuant and subject to a mortgagee clause (without contribution) of standard form attached to or otherwise made a part of the applicable policy. In the event of foreclosure of this Deed of Trust, or other transfer of title to the Property in extinguishment in whole or in part of the secured indebtedness, all right, title and interest of Grantor in and to such policies then in force concerning the Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or the Noteholder or other transferee in the event of such other transfer of title. In the event any of the Property covered by such insurance is destroyed or damaged by fire, explosion, windstorm, hail or by any other casualty against which insurance shall have been required hereunder, (i) the Noteholder may, but shall not be obligated to, make proof of loss if not made promptly by Grantor, (ii) each insurance company concerned is hereby authorized and directed to make payment for such loss directly to the Noteholder instead of to Grantor, and (iii) the Noteholder shall have the right to apply the insurance proceeds first, to reimburse the Noteholder or the Trustee for all costs and expenses, including reasonable attorney's fees, incurred in connection with the collection of such proceeds and, second, the remainder of said proceeds shall be applied, at the discretion of the Noteholder, in payment (without premium or penalty) of the secured indebtedness, either in whole or in part, whether or not then due and payable, in the order determined by the Noteholder in its sole discretion, or to the repair, restoration or replacement, either partly or entirely, of the Property so destroyed or damaged, provided that, any insurance proceeds held by the Noteholder to be applied to the repair, restoration or replacement of the Property shall be so held without payment or allowance of interest thereon and shall be paid out from time to time upon compliance by Grantor with such terms, conditions and requirements as may be reasonably imposed by the Noteholder. In any event, notwithstanding the occurrence of any casualty, the unpaid portion of the secured indebtedness shall remain in full force and effect (except to the extent of application of insurance proceeds as provided above) and Grantor shall not be excused in the payment thereof. If any act or occurrence of any kind or nature (including any casualty on which insurance was not obtained or obtainable) shall result in damage to or loss or destruction of the Property, Grantor shall give immediate notice thereof by mail to the Noteholder and, unless otherwise so instructed by the Noteholder, shall promptly, at Grantor's sole cost and expense and regardless of whether the insurance proceeds, if any, shall be sufficient for the purpose, restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such damage, loss or destruction in accordance with plans and specifications submitted to and approved by the Noteholder and otherwise in accordance with the provisions of this Deed of Trust.

                  (i) Condemnation. Immediately upon obtaining knowledge of the
                      ------------
          institution of any proceedings for the condemnation of the Property or any portion thereof, or any other proceedings arising out of injury or damage to the Property, or any portion thereof, Grantor will notify the Noteholder of the pendency of such proceedings. The Noteholder may participate in any such proceedings, and Grantor shall from time to time deliver to the Noteholder all instruments requested by it to permit such participation. Grantor shall, at its expense, diligently prosecute any such proceedings, and shall consult with the Noteholder, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. All proceeds of condemnation awards or proceeds of sale in lieu of condemnation with respect to the Property and all judgments, decrees and awards for injury or damage to the Property shall be paid to the Noteholder and shall be applied, first, to reimburse the Noteholder or the Trustee for all costs and expenses, including reasonable attorney's fees, incurred in connection with collection of such proceeds and, second, the remainder of said proceeds shall be applied, at the discretion of the Noteholder, to the payment (without premium or penalty) of the secured indebtedness, either in whole or in part, whether or not then due and payable, in the order determined by the Noteholder in its sole discretion or paid out to repair or restore the Property so affected by such condemnation, injury or damage in the same manner as provided in subparagraph (h) of this Paragraph 2.2. In any event, notwithstanding such condemnation, the unpaid portion of the secured indebtedness shall remain in full force and effect (except to the extent of application of condemnation proceeds as provided above) and Grantor shall not be excused in the payment thereof. In the event any of the foregoing proceeds are applied to the repair, restoration or replacement of the Property, Grantor shall promptly commence and complete such repair, restoration or replacement of the Property as nearly as possible to its value, condition and character immediately prior to such damage or taking in accordance with plans and specifications submitted to and approved by the Noteholder and otherwise in accordance with the provisions of this Deed of Trust. Grantor hereby assigns and transfers all such proceeds, judgments, decrees and awards to the Noteholder and agrees to execute such further assignments of all such proceeds, judgments, decrees and awards as the Noteholder may request. The Noteholder is hereby authorized, in the name of Grantor, to execute and deliver valid acquittances for, and to appeal from, any such judgment, decree or award. The Noteholder shall not be, in any event or circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any such proceeds, judgments, decrees or awards.

                  (j) Protection and Defense of Lien. If the validity or
                      ------------------------------
          priority of this Deed of Trust or of any rights, titles, liens or security interests created or evidenced hereby with respect to the Property or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly or if any legal proceedings are instituted against Grantor with respect thereto, Grantor will give prompt written notice thereof to the Noteholder and at Grantor's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, including but not limited to the employment of counsel, the prosecution or defense of litigation and the release or discharge of all adverse claims, and the Trustee and the Noteholder, or either of them (whether or not named as parties to legal proceedings with respect thereto) are hereby authorized and empowered to take such additional steps as in their judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Deed of Trust and the rights, titles, liens and security interests created or evidenced hereby, including but not limited to the employment of counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to the Property, the purchase of any tax title and the removal of prior liens or security interests (including but not limited to the payment of debts as they mature or the payment in full of matured or nonmatured debts, which are secured by these prior liens or security interests), and all expenses so incurred of every kind and character shall be a demand obligation owing by Grantor and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment.

                  (k) No Other Liens. Except for the Equity Loan (as defined in
                      --------------
          that certain Intercreditor Agreement between Noteholder and Cardinal Paragon, Inc. of even date herewith) Grantor will not, without the prior written consent of the Noteholder, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual (except for the lien for ad valorem taxes on the Property which are not delinquent), security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Property, or any part thereof, other than the Permitted Encumbrances, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Deed of Trust, and should any of the foregoing become attached hereafter in any manner to any part of the Property without the prior written consent of the Noteholder, Grantor will cause the same to be promptly discharged and released; except that Grantor may in good faith, by appropriate proceedings, contest the validity, applicability or amount of any such involuntary lien, and pending such contest Grantor shall not be deemed in default hereunder if (i) Grantor establishes an escrow or provides other security reasonably acceptable to the Noteholder adequate to cover the payment of such lien with interest, costs and penalties and a reasonable additional sum to cover possible costs, interest and penalties (which escrow or other security shall be returned to Grantor upon payment of such lien, interest, costs and penalties; (ii) Grantor pays to the Noteholder promptly after demand all costs and expenses incurred by the Noteholder in connection with such contest; and (iii) Grantor promptly causes to be paid any amount adjudged by a court of competent jurisdiction to be due, with all costs, penalties and interest thereon, promptly after such judgment becomes final; provided, however, that in any event, such contest shall be concluded and such lien, penalties, interest and costs paid prior to the date any writ or order is issued under which the Property may be sold. Grantor will own all parts of the Property and will not acquire any fixtures, equipment or other property forming a part of the Property pursuant to a lease, license or similar agreement, without the prior written consent of the Noteholder.

                  (l)    Books and Records.  Grantor will keep accurate books
                         -----------------
          and records in accordance with sound accounting principles in which full, true and correct entries shall be promptly made as to all operations on the Property, and will permit all such books and records (including without limitation all contracts, statements, invoices, bills and claims for labor, materials and services supplied for the construction and operation of the improvements forming a part of the Property) to be inspected and copied by the Noteholder and its duly accredited representatives at all times during reasonable business hours.

                  (m)    Financial Statements and Reports; Rent Roll. Grantor
                         -------------------------------------------
          will deliver to the Noteholder, within ninety (90) days after the close of each fiscal year of Grantor, a statement of condition or balance sheet of Grantor as at the end of such fiscal year. Grantor will deliver to the Noteholder, within ninety (90) days after the close of the fiscal year of each guarantor of the indebtedness secured hereby, a statement of condition or balance sheet of such guarantor as at the end of such fiscal year. Grantor will deliver to the Noteholder, within forty-five (45) days after the close of each fiscal quarter of Grantor, an operating statement showing in reasonable detail all income and expenses of Grantor with respect to the Property during such quarter and for the fiscal year through the end of such quarter. Said statements of condition, balance sheets and operating statements shall be in scope and detail reasonably satisfactory to the Noteholder and shall be prepared and certified as to accuracy by an independent certified public accountant or representative of Grantor reasonably acceptable to the Noteholder. Grantor will deliver to the Noteholder, within ninety (90) days after the close of each fiscal year of Grantor, a rent roll of the Property containing the name and address of all tenants then occupying portions of the Property under valid and subsisting lease agreements and, with respect to each lease, the rentals payable, square footage of the leased premises, amount of security deposit, lease commencement date, lease expiration date, date through which rent is paid and the nature and extent of any defaults by tenant, all certified as to accuracy by a representative of Grantor reasonably acceptable to the Noteholder. If, and as often as, reasonably requested by the Noteholder, Grantor will make further reports of operations in such form as the Noteholder reasonably prescribes, setting out full data reasonably requested by the Noteholder.

                  (n) Escrow. In order to secure the performance and discharge
                      ------
          of Grantor's obligations under subparagraphs (f) and (h) of this Paragraph 2.2, but not in lieu of such obligations, upon written demand by the Noteholder, Grantor will deposit with the Noteholder a sum equal to ad valorem taxes, assessments and charges (which charges for the purpose of this paragraph shall include without limitation ground rents and water and sewer rents and any other recurring charge which could create or result in a lien against the Property) against the Property for the then current year and the premiums for policies of insurance covering the period for the then current year, all as estimated by the Noteholder and prorated to the end of the calendar month following the month during which such demand is made, and thereafter will deposit with the Noteholder, on each date when an installment of principal and/or interest is due on the Note, sufficient funds (as estimated from time to time by the Noteholder) to permit the Noteholder to pay, at least fifteen (15) days prior to the due date thereof, the next maturing ad valorem taxes, assessments and charges and premiums for such policies of insurance. The Noteholder shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments. Any excess over the amounts required for such purposes shall be held by the Noteholder for future use, applied to any secured indebtedness or refunded to Grantor, at the Noteholder's option, and any deficiency in such funds so deposited shall be made up by Grantor upon demand of the Noteholder. All such funds so deposited shall bear no interest whatsoever, may be mingled with the general funds of the Noteholder and shall be applied by the Noteholder toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to the Noteholder by Grantor (which statements shall be presented by Grantor to the Noteholder a reasonable time before the applicable amount is due); provided, however, that, if a default shall have occurred hereunder, such funds may at the Noteholder's option be applied to the payment of the secured indebtedness in the order determined by the Noteholder in its sole discretion, and that the Noteholder may at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late charges with respect thereto. The conveyance or transfer of Grantor's interest in the Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of Grantor's interest in and rights to such funds held by the Noteholder under this subparagraph
          (n) but subject to the rights of the Noteholder hereunder.

                  (o) Further Assurances. Grantor will, on request of the
                      ------------------
          Noteholder, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust or in any other instrument now or hereafter executed in connection herewith or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver and record or file such further instruments (including without limitation further deeds of trust, security agreements, financing statements, continuation statements and assignments of rents or leases) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Deed of Trust and such other instruments and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; (iii) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by the Noteholder to protect the lien or the security interest hereunder against the rights or interests of third persons; and (iv) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary, desirable or proper in the reasonable determination of the Noteholder to enable the Noteholder to comply with the requirements or requests of any agency having jurisdiction over the Noteholder or any examiners of such agencies with respect to the indebtedness secured hereby, Grantor or the Property; and Grantor will pay all costs connected with any of the foregoing.

                  (p) Fees and Expenses; Indemnification. Grantor will pay all
                      ----------------------------------
          appraisal fees, filing and recording fees, inspection fees, survey fees, taxes (other than the Noteholder's income taxes), brokerage fees and commissions, abstract fees, title policy fees, uniform commercial code search fees, escrow fees, reasonable attorney's fees and all other costs and expenses of every character incurred by Grantor or the Noteholder in connection with the loan evidenced by the Note, either at the closing thereof or at any time during the term thereof, or otherwise attributable or chargeable to Grantor as owner of the Property, and will reimburse the Noteholder for all such costs and expenses incurred by it. Grantor shall pay all expenses and reimburse the Noteholder for any expenditures, including reasonable attorney's fees and legal expenses, incurred or expended in connection with (i) the breach by Grantor of any covenant herein or in any other instrument securing the payment of the Note, (ii) the Noteholder's exercise of any of its rights and remedies hereunder or under the Note or any other instrument securing the payment of the Note or the Noteholder's protection of the Property and its lien and security interest therein, or (iii) any amendments to this Deed of Trust, the Note or any other Loan Document or any matter requested by Grantor or any approval required hereunder. Grantor will indemnify and hold harmless the Trustee and the Noteholder (for purposes of this paragraph, the terms "the Trustee" and "the Noteholder" shall include the directors, officers, partners, employees and agents of the Trustee and the Noteholder, respectively, and any persons or entities owned or controlled by, owning or controlling, or under common control or affiliated with the Trustee and the Noteholder, respectively) from and against, and reimburse them for, all claims, demands, liabilities, losses, damages, causes of action, judgments, penalties, costs and expenses (including, without limitation, reasonable attorney's fees) which may be imposed upon, asserted against or incurred or paid by them by reason of, on account of or in connection with any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever or asserted against them on account of any act performed or omitted to be performed hereunder or on account of any transaction arising out of or in any way connected with the Property or with this Deed of Trust, the Note or any other instrument securing the payment of the Note. WITHOUT LIMITATION, IT IS THE

          INTENTION OF GRANTOR AND GRANTOR AGREES THAT THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION, REASONABLE ATTORNEY'S FEES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY OR ANY STRICT LIABILITY. HOWEVER, SUCH INDEMNITIES SHALL NOT APPLY TO ANY INDEMNIFIED PARTY TO THE EXTENT THE SUBJECT OF THE INDEMNIFICATION IS CAUSED BY OR ARISES OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY. The foregoing indemnities shall not terminate upon release, foreclosure or other termination of this Deed of Trust but will survive foreclosure of this Deed of Trust or conveyance in lieu of foreclosure and the repayment of the secured indebtedness and the discharge and release of this Deed of Trust and the other documents evidencing and/or securing the secured indebtedness. Any amount to be paid under this subparagraph by Grantor to the Noteholder and/or the Trustee shall be a demand obligation owing by Grantor to the Noteholder and/or the Trustee and shall be subject to and governed by the provisions of Paragraph 2.3 hereof.

                  (q) Liability Insurance. Grantor shall maintain Commercial
                      -------------------
          General Liability insurance against claims for bodily injury or death and property damage occurring in or upon or resulting from the Property, in standard form and with such insurance company or companies as may be acceptable to the Noteholder, such insurance to afford immediate protection, to the limit of not less than $5,000,000 in respect of any one accident or occurrence, and to the limit of not less than $1,000,000 for property damage, with not more than $5,000 deductible. Such Commercial General Liability insurance shall include Blanket Contractual Liability coverage which insures contractual liability under the indemnifications of the Noteholder and the Trustee by Grantor set forth in this Deed of Trust (but such coverage or the amount thereof shall in no way limit such indemnifications). Grantor shall maintain with respect to each policy or agreement evidencing such Commercial General Liability insurance such endorsements as may be required by the Noteholder and shall at all times deliver and maintain with the Noteholder a certificate with respect to such insurance in form satisfactory to the Noteholder. Not less than fifteen (15) days prior to the expiration date of each policy of insurance required of Grantor pursuant to this subparagraph 2.2(q), Grantor shall deliver to the Noteholder a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment satisfactory to the Noteholder. In the event of a foreclosure of this Deed of Trust, the purchaser of the Property shall succeed to all the rights of Grantor, including any right to unearned premiums, in and to all policies of insurance assigned pursuant to the provisions of this subparagraph, and Grantor hereby authorizes the Noteholder to notify any or all insurance carriers of this assignment.

                  (r) Tax on Lien. In the event of the enactment after this date
                      -----------
          of any law of the State of Texas or of any other governmental entity deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon the Noteholder the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Deed of Trust or the indebtedness secured hereby or the Noteholder, then, and in any such event, Grantor, upon demand by the Noteholder, shall pay such taxes, assessments, charges or liens, or reimburse the Noteholder therefor; provided, however, that if in the opinion of counsel for the Noteholder (i) it might be unlawful to require Grantor to make such payment or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, the Noteholder may elect, by notice in writing given to Grantor, to declare all of the indebtedness secured hereby to be and become due and payable sixty (60) days from the giving of such notice.

                  (s) Change of Name, Identity or Structure.  Grantor will not
                      -------------------------------------
          change Grantor's name, identity (including its trade name or names) or, if not an individual, Grantor's corporate, partnership or other structure without notifying the Noteholder of such change in writing at least thirty (30) days prior to the effective date of such change. Grantor will execute and deliver to the Noteholder, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change required by the Noteholder to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of the Noteholder, Grantor shall execute a certificate in form satisfactory to the Noteholder listing the trade names under which Grantor intends to operate the Property, and representing and warranting that Grantor does business under no other trade name with respect to the Property.

                  (t) Location and Use of Collateral.  All tangible Collateral
                      ------------------------------
          will be used in the business of Grantor and shall remain in Grantor's possession or control at all times at Grantor's risk of loss and shall be located on the real property described in Exhibit A hereto.
                                                       ---------

                  (u) Estoppel Certificate.  Grantor shall at any time and from
                      --------------------
          time to time furnish promptly upon request by the Noteholder a written statement in such form as may be reasonably required by the Noteholder stating that the Note, this Deed of Trust and the other instruments securing the payment of the Note are valid and binding obligations of Grantor, enforceable against Grantor in accordance with their terms; the unpaid principal balance of the Note; the date to which interest on the Note is paid; that the Note, this Deed of Trust and the other instruments securing the payment of the Note have not been released, subordinated or modified; and that there are no offsets or defenses against the enforcement of the Note, this Deed of Trust or any other instrument securing the payment of the Note, or if any of the foregoing statements are untrue, specifying the reasons therefor.

                  (v)    Proceeds of Collateral.  Grantor shall account fully
                         ----------------------
          and faithfully for and, if the Noteholder so elects, shall promptly pay or turn over to the Noteholder the proceeds in whatever form received from disposition in any manner of any of the Collateral, except as otherwise specifically authorized herein. Grantor shall at all times keep the Collateral and its proceeds separate and distinct from other property of Grantor and shall keep accurate and complete records of the Collateral and its proceeds.

                  (w)    Permitted Encumbrances.  Grantor will comply with and
                         ----------------------
          will perform all of the covenants, agreements and obligations imposed upon it or the Property in the Permitted Encumbrances in accordance with their respective terms and provisions, including but not limited to providing a copy of any default notice received by Grantor thereunder to Noteholder. Grantor will not modify or permit any modification of any Permitted Encumbrance, without the prior written consent of the Noteholder.

                  (x)    Environmental. Grantor will not cause or permit the
                         -------------
          Property or Grantor to be in violation of, or do anything or permit anything to be done which will subject the Property to any remedial obligations under, any Applicable Environmental Laws, assuming disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Property and Grantor and Grantor will promptly notify the Noteholder in writing of any existing, pending or, to the knowledge of Grantor, threatened investigation or inquiry by any governmental authority in connection with any Applicable Environmental Laws. Grantor shall obtain any permits, licenses or similar authorizations to construct, occupy, operate or use any buildings, improvements, fixtures and equipment forming a part of the Property by reason of any Applicable Environmental Laws. Grantor shall take all steps reasonably necessary to determine that no hazardous substances or solid wastes are being disposed of or otherwise released on or to the Property. Grantor will not cause or permit the disposal or other release of any hazardous substance or solid waste (except those substances or wastes used by Grantor or tenants of the Property in the ordinary course of their respective businesses and in compliance with all Applicable Environmental Laws ("Permitted Substances")) on or to the Property and covenants and agrees to keep or cause the Property to be kept free of any hazardous substance or solid waste and to remove the same (or if removal is prohibited by law, to take whatever action is required by law) promptly upon discovery at its sole expense. Without limitation of the Noteholder's rights to declare a default hereunder and to exercise all remedies available by reason thereof, in the event Grantor fails to comply with or perform any of the foregoing covenants and obligations, the Noteholder may (without any obligation, express or implied) remove any hazardous substance or solid waste from the Property (or if removal is prohibited by law, take whatever action is required by law) and the cost of the removal or such other action shall be a demand obligation owing by Grantor to the Noteholder pursuant to this Deed of Trust and shall be subject to and covered by the provisions of Paragraph 2.3 hereof. Grantor grants to the Noteholder and its agents, employees, contractors and consultants access to the Property and the license (which is coupled with an interest and irrevocable while this Deed of Trust is in effect) to remove the hazardous substance or solid waste (or if removal is prohibited by law, to take whatever action is required by law). Upon the Noteholder's reasonable request, at any time and from time to time during the existence of this Deed of Trust, Grantor will provide at Grantor's sole expense an inspection or audit of the Property from an engineering or consulting firm approved by the Noteholder indicating the presence or absence of hazardous substances and solid wastes on the Property. If Grantor fails to provide same after 45 days' notice, the Noteholder may order same, and Grantor grants to the Noteholder and its agents, employees, contractors and consultants access to the Property and a license (which is coupled with an interest and irrevocable while this Deed of Trust is in effect) to perform inspections and tests. The cost of such inspections and tests shall be a demand obligation owing by Grantor to the Noteholder pursuant to this Deed of Trust and shall be subject to and covered by the provisions of Paragraph 2.3 hereof.

                  (y) Asbestos. Grantor covenants and agrees that it will not
                      --------
          install in the Property, nor permit to be installed in the Property, asbestos, material containing asbestos which is or may become friable or material containing asbestos deemed hazardous by Applicable Environmental Law, and that, if any such asbestos or material containing asbestos exists in or on the Property, whether installed by Grantor or others, Grantor will remove the same (or if removal is prohibited by law, will take whatever action is required by law, including without limitation implementing any required operation and maintenance program) promptly upon discovery at its sole expense. Without limitation of the Noteholder's rights to declare a default hereunder and to exercise all remedies available by reason thereof, in the event Grantor fails to comply with or perform any of the foregoing covenants and obligations, the Noteholder may (without any obligation, express or implied) remove such asbestos or material containing asbestos (or if removal is prohibited by law, take whatever action is required by law including without limitation implementing any required operation and maintenance program) and the cost of removal or such other action shall be a demand obligation owing by Grantor to the Noteholder pursuant to this Deed of Trust and shall be subject to and covered by the provisions of Paragraph 2.3 hereof. Grantor grants to the Noteholder and its agents, employees, contractors and consultants access to the Property and a license (which is coupled with an interest and irrevocable while this Deed of Trust is in effect) to remove such asbestos or materials containing asbestos (or if removal is prohibited by law, take whatever action is required by law including without limitation implementing any required operation and maintenance program). Upon the Noteholder's reasonable request, at any time and from time to time during the existence of this Deed of Trust, Grantor shall provide at Grantor's sole expense an inspection or audit of the Property from an engineering or consulting firm approved by the Noteholder, indicating the presence or absence of asbestos or material containing asbestos on the Property. If Grantor fails to provide same after 45 days' notice, the Noteholder may order same, and Grantor grants to the Noteholder and its agents, employees, contractors and consultants access to the Property and a license (which is coupled with an interest and irrevocable while this Deed of Trust is in effect) to perform inspections and tests. The cost of such inspections and tests shall be a demand obligation owing by Grantor to the Noteholder pursuant to this Deed of Trust and shall be subject to and covered by the provisions of Paragraph 2.3 hereof.

                  (z)    Equity Loan. Grantor will punctually perform and
                         -----------
          discharge each and every obligation and undertaking of Grantor under the documents and instruments evidencing and securing the loan (the "Equity Loan") made by Equity Lender (as such term is defined in the Intercreditor Agreement of even date herewith), to Grantor, all of such documents and instruments being herein called the "Equity Loan Documents".

                  (aa) Grantor (if a partnership or a limited partnership, which is or becomes subject to the provisions of the Texas Revised Partnership Act) agrees with the Noteholder that the Noteholder is not required to comply with Art. 6132b-3.05(d) of the Texas Revised Partnership Act with respect to enforcement of the liability of Grantor hereunder or under the other Loan Documents against any general partner of Grantor.

          2.3.  Right of the Noteholder to Perform. Upon the occurrence of a
                ----------------------------------
default hereunder (taking into consideration any applicable notice and cure periods), Grantor agrees that, if Grantor fails to perform any act or to take any action which hereunder Grantor is required to perform or take, or to pay any money which hereunder Grantor is required to pay, or takes any action prohibited hereby, the Noteholder, in Grantor's name or in its own name, may but shall not be obligated to perform or cause to be performed such act or take such action or pay such money or remedy any action so taken, and any expenses so incurred by the Noteholder, and any money paid by the Noteholder in connection therewith, shall be a demand obligation owing by Grantor to the Noteholder and the Noteholder, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment. Any amounts due and owing by Grantor to the Noteholder pursuant to this Deed of Trust shall bear interest from the date such amount becomes due until paid at the rate of interest payable on matured but unpaid principal of or interest on the Note and shall be a part of the secured indebtedness and shall be secured by this Deed of Trust and by any other instrument securing the secured indebtedness.

          2.4.  Indemnification Regarding Environmental Matters. Grantor agrees
                -----------------------------------------------
to indemnify and hold the Noteholder and the Trustee (for purposes of this paragraph, the terms "the Noteholder" and "the Trustee" shall include the directors, officers, partners, employees and agents of the Noteholder and the Trustee, respectively, and any persons or entities owned or controlled by, owning or controlling, or under common control or affiliated with the Noteholder and the Trustee respectively) harmless from and against, and to reimburse the Noteholder and the Trustee with respect to, any and all claims, demands, losses, damages (including consequential damages), liabilities, causes of action, judgments, penalties, costs and expenses (including reasonable attorneys' fees and court costs) of any and every kind or character, known or unknown, fixed or contingent, imposed on, asserted against or incurred by the Noteholder and/or the Trustee at any time and from time to time by reason of, in connection with or arising out of
(a) the breach of any representation or warranty of Grantor as set forth herein regarding asbestos, material containing asbestos or Applicable Environmental Laws, (b) the failure of Grantor to perform any obligation herein required to be performed by Grantor regarding asbestos, material containing asbestos or Applicable Environmental Laws, (c) any violation on or before the Release Date (as hereinafter defined) of any Applicable Environmental Law in effect on or before the Release Date, (d) the removal of hazardous substances or solid wastes from the Property (or if removal is prohibited by law, the taking of whatever action is required by law), (e) the removal of asbestos or material containing asbestos from the Property (or if removal is prohibited by law, the taking of whatever action is required by law including without limitation the implementation of any required operation and maintenance program), (f) any act, omission, event or circumstance existing or occurring on or prior to the Release Date (including without limitation the presence on the Property or release from the Property of hazardous substances or solid wastes disposed of or otherwise released on or prior to the Release Date other than Permitted Substances), resulting from or in connection with the ownership, construction, occupancy, operation, use and/or maintenance of the Property, regardless of whether the act, omission, event or circumstance constituted a violation of any Applicable Environmental Law at the time of its existence or occurrence, and (g) any and all claims or proceedings (whether brought by private party or governmental agency) for bodily injury, property damage, abatement or remediation, environmental damage or impairment or any other injury or damage resulting from or relating to any hazardous substance or solid waste located upon or migrating into, from or through the Property (whether or not any or all of the foregoing was caused by Grantor or its tenant or subtenant, or a prior owner of the Property or its tenant or subtenant, or any third party and whether or not the alleged liability is attributable to the handling, storage, generation, transportation or disposal of such substance or waste or the mere presence of such substance or waste on the Property). WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO CLAIMS, DEMANDS, LOSSES, DAMAGES (INCLUDING CONSEQUENTIAL DAMAGES), LIABILITIES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES AND COURT COSTS) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY OR ANY STRICT LIABILITY. HOWEVER, SUCH INDEMNITIES SHALL NOT APPLY TO ANY INDEMNIFIED PARTY TO THE EXTENT THE SUBJECT OF THE INDEMNIFICATION IS CAUSED BY OR ARISES OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY. The "Release Date" as used herein shall mean the earlier of the following two dates: (i) the date on which the indebtedness and obligations secured hereby have been paid and performed in full and this Deed of Trust has been released, or (ii) the date on which the lien of this Deed of Trust is foreclosed or a conveyance by deed in lieu of such foreclosure is fully effective; provided, if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Release Date shall be deemed not to have occurred until such challenge is rejected, dismissed or withdrawn with prejudice. The foregoing indemnities shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Deed of Trust but will survive the Release Date, foreclosure of this Deed of Trust or conveyance in lieu of foreclosure, and the repayment of the secured indebtedness and the discharge and release of this Deed of Trust and the other documents evidencing and/or securing the secured indebtedness. Any amount to be paid under this Paragraph by Grantor to the Noteholder and/or the Trustee shall be a demand obligation owing by Grantor to the Noteholder and/or the Trustee and shall be subject to and covered by the provisions of Paragraph 2.3 hereof. Nothing in this paragraph, elsewhere in this Deed of Trust or in any other document evidencing, securing or relating to the indebtedness secured hereby shall limit or impair any rights or remedies of the Noteholder and/or the Trustee against Grantor or any third party under Applicable Environmental Laws, including without limitation any rights of contribution or indemnification available thereunder.

                                 ARTICLE III.

                              Assignment of Rents
                              -------------------

         3.1.  Assignment. In order to provide a source of future payment of the
               ----------
indebtedness secured hereby, Grantor does hereby absolutely and unconditionally assign, transfer and set over to the Noteholder all of the rents, income, receipts, revenues, issues, profits and other sums of money (hereinafter collectively called the "Rent") that are now and/or at any time hereafter become due and payable to Grantor under the terms of any leases (hereinafter called the "Leases") now or hereafter covering the Property, or any part thereof, or arising or issuing from or out of the Leases or from or out of the Property or any part thereof, including but not limited to minimum rents, additional rents, percentage rents, deficiency rents and liquidated damages following default, security deposits (whether cash, one or more letters of credit, bonds or other form of security), advance rents, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Property, and all of Grantor's rights to recover monetary amounts from any lessee in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of lease defaults, including rejections, under any applicable Bankruptcy Law (as hereinafter defined), including specifically the immediate and continuing right to collect and receive each and all of the foregoing and any and all guaranties of payment of the Rent. Until receipt from the Noteholder of notice of the occurrence of a default as defined in Paragraph 4.1 hereof (taking into consideration any applicable notice and cure periods) (hereinafter called a "Notice of Default"), each lessee under the Leases may pay Rent directly to Grantor and Grantor shall have the right to receive such Rent provided that Grantor shall hold such Rent as a trust fund to be applied as required by the Noteholder and Grantor hereby covenants so to apply the Rent, before using any part of the same for any other purposes, first, to the payment of taxes and assessments upon the Property before penalty or interest is due thereon; second, to the cost of insurance, maintenance and repairs required by the terms of this Deed of Trust; third, to the satisfaction of all obligations specifically set forth in the Leases; and, fourth, to the payment of interest and principal becoming due on the Note and this Deed of Trust. Upon receipt from the Noteholder of a Notice of Default, each lessee under the Leases is hereby authorized and directed to pay directly to the Noteholder all Rent thereafter accruing and the receipt of Rent by the Noteholder shall be a release of such lessee to the extent of all amounts so paid. The receipt by a lessee under the Leases of a Notice of Default shall be sufficient authorization for such lessee to make all future payments of Rent directly to the Noteholder and each such lessee shall be entitled to rely on such Notice of Default and shall have no liability to Grantor for any Rent paid to the Noteholder after receipt of such Notice of Default. Rent so received by the Noteholder for any period prior to foreclosure under this Deed of Trust or acceptance of a deed in lieu of such foreclosure shall be applied by the Noteholder to the payment (in such order as the Noteholder shall determine) of:
(a) all expenses of managing the Property, including but not limited to the salaries, fees and wages of a managing agent and such other employees as the Noteholder may deem necessary or desirable; all expenses of operating and maintaining the Property, including but not limited to all taxes, assessments, charges, claims, utility costs and premiums for insurance, and the cost of all alterations, renovations, repairs or replacements; and all expenses incident to taking and retaining possession of the Property and/or collecting the Rent due and payable under the Leases; and (b) the Note and other indebtedness secured by this Deed of Trust, principal, interest, attorneys' and collection fees and other amounts, in such order as the Noteholder in its sole discretion may determine. In no event will the assignment pursuant to this Paragraph reduce the indebtedness evidenced by the Note or otherwise secured by this Deed of Trust, except to the extent, if any, that Rent is actually received by the Noteholder and applied upon or after said receipt to such indebtedness in accordance with the preceding sentence. Without impairing its rights hereunder, the Noteholder may, at its option, at any time and from time to time, release to Grantor Rent so received by the Noteholder or any part thereof. As between Grantor and the Noteholder, and any person claiming through or under Grantor, other than any lessee under the Leases who has not received a Notice of Default pursuant to this Paragraph, the assignment contained in this Paragraph is intended to be absolute, unconditional and presently effective and the provisions of this Paragraph for notification of lessees under the Leases upon the occurrence of a default as defined in Paragraph 4.1 hereof are intended solely for the benefit of each such lessee and shall never inure to the benefit of Grantor or any person claiming through or under Grantor, other than a lessee who has not received such notice. It shall never be necessary for the Noteholder to institute legal proceedings of any kind whatsoever to enforce the provisions of this Paragraph. At any time during which Grantor is receiving Rent directly from lessees under the Leases, Grantor shall, upon receipt of written direction from the Noteholder, make demand and/or sue for all Rent due and payable under one or more Leases, as directed by the Noteholder, as it becomes due and payable, including Rent which is past due and unpaid. In the event Grantor fails to take such action, or at any time during which Grantor is not receiving Rent directly from lessees under the Leases, the Noteholder shall have the right (but shall be under no duty) to demand, collect and sue for, in its own name or in the name of Grantor, all Rent due and payable under the Leases, as it becomes due and payable, including Rent which is past due and unpaid. The Noteholder shall not be deemed to have taken possession of the Property except on the exercise of its option to do so, evidenced by its demand and overt act for such purpose. Grantor shall make no assignment or other disposition of the Rent, nor shall Grantor cancel or amend any Lease or any other instrument under which Rent is to be paid or waive, excuse, condone, discount, set off, compromise or in any manner release any obligation thereunder, nor shall Grantor receive or collect any Rent for a period of more than one month in advance of the date on which payment thereof is due and Grantor shall duly and punctually observe and perform every obligation to be performed by it under each Lease, and shall not do or permit to be done anything to impair the security thereof and shall enforce, to the extent such enforcement would be reasonably prudent under the circumstances, every obligation of each other party thereto. The assignment contained in this Paragraph 3.1 shall terminate upon the release of this Deed of Trust but no lessee under the Leases shall be required to take notice of such termination until a copy of a release of this Deed of Trust shall have been delivered to such lessee.

          3.2. Controlling Provision. Contemporaneously with the execution of
               ---------------------
this Deed of Trust, Grantor is executing an Assignment of Leases and Rents in favor of the Noteholder. To the extent any provision of Paragraph 3.1 above is construed to contradict, conflict with or be inconsistent with any term, condition or provision contained in the Assignment of Leases and Rents, the applicable terms, conditions and provisions of the Assignment of Leases and Rents shall supersede such contradicting, conflicting or inconsistent provisions of Paragraph 3.1 and shall control.

                                  ARTICLE IV.

                         Remedies in Event of Default
                         ----------------------------

          4.1. Defaults. The term "default" as used in this Deed of Trust shall
               --------
mean the occurrence of any of the following events:

                    (a) the failure of Grantor to make due and punctual payment of the Note or of any other secured indebtedness or of any installment of principal thereof or interest thereon, or of any other amount required to be paid under the Note, this Deed of Trust or any other instrument securing the payment of the Note, as the same shall become due and payable, whether at maturity or when accelerated pursuant to any power to accelerate contained in the Note or contained herein;

                    (b) the failure of Grantor timely and properly to observe, keep or perform any covenant, agreement, warranty or condition herein or in any other Loan Document required to be observed, kept or performed, other than those referred to in subparagraph 4.1(a) or in any other subparagraph of this Paragraph 4.1 except this subparagraph
          (b), if such failure continues for 35 days after receipt by Grantor of written notice and demand for the performance of such covenant, agreement, warranty or condition, provided that if Grantor shall within such 35 day period commence action to cure such failure but is unable, by reason of the nature of the performance required, to cure same within such period, and if Grantor continues such action thereafter diligently and without unnecessary delays, Grantor shall not be in default hereunder until the expiration of a period of time as may be reasonably necessary to cure such failure;

                    (c) any representation contained herein or in any other Loan Document or otherwise made by Grantor or any other person or entity to the Noteholder in connection with the loan evidenced by the
          Note is false or misleading in any material respect when made; or

                    (d) a default or event of default occurs under any other instrument securing the payment of the secured indebtedness or any part thereof or under the Equity Loan Documents (after expiration of any applicable notice, grace or cure period); or

                    (e) Grantor becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; or

                    (f) Grantor is generally not paying its debts as such debts become due; or

                    (g) a receiver, trustee or custodian is appointed for, or takes possession of, all or substantially all of the assets of Grantor or any of the Property, either in a proceeding brought by Grantor or in a proceeding brought against Grantor and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or Grantor consents to or acquiesces in such appointment or possession; or

                    (h) Grantor files a petition for relief under the Federal Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar law (all of the foregoing hereinafter collectively called "applicable Bankruptcy Law") or an involuntary petition for relief is filed against Grantor under any applicable Bankruptcy Law and such petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming Grantor is entered under any applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by Grantor; or

                    (i) the Property or any part thereof is taken on execution or other process of law in any action against Grantor; or

                    (j) Grantor fails to have discharged within a period of thirty (30) days any attachment, sequestration or similar writ levied upon any property of Grantor; or

                    (k) Grantor fails to pay within thirty (30) days any final money judgment against Grantor; or

                    (l)  any of the events referred to in subheadings (e), (f),
          (g), (h), (j) or (k) shall occur with respect to any joint venturer or general partner of Grantor or any guarantor of the payment of the secured indebtedness or any part thereof and shall not be remedied within the time set forth in said subheadings; or

                  (m)    Grantor abandons all or a portion of the Property; or

                  (n) the holder of any lien or security interest on the Property (without hereby implying the consent of the Noteholder to the existence or creation of any such lien or security interest) declares a default beyond applicable notice and cure periods thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder; or

                  (o) except for the Equity Loan, without the prior written consent of the Noteholder (which consent may be withheld for any reason or for no reason), Grantor sells, leases (except as expressly provided in the Assignment of Leases and Rents), exchanges, assigns, transfers, conveys or otherwise disposes of all or any part of the Property or any interest therein (except for the disposition of worn-out or obsolete personal property or fixtures under the circumstances described in subparagraph 2.2(g) hereof), or legal or equitable title to the Property, or any part thereof or any interest therein, is vested in any other party, in any manner whatsoever, by operation of law or otherwise, whether any of the foregoing is voluntary or involuntary, it being understood that the consent of the Noteholder required hereunder may be refused by the Noteholder in its sole and absolute discretion or may be predicated upon any terms, conditions and covenants deemed advisable or necessary in the sole and absolute discretion of the Noteholder, including but not limited to the right to change the interest rate, date of maturity or payments of principal and/or interest on the Note, to require payment of any amount as additional consideration as a transfer fee or otherwise and to require assumption of the obligations under the Loan Documents; or

                  (p) except for the Equity Loan, without the prior written consent of the Noteholder (which consent may be withheld for any reason or for no reason), Grantor creates, places or permits to be created or placed, or through any act or failure to act, acquiesces in the placing of, or allows to remain, any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual (except for the lien for ad valorem taxes on the Property which are not delinquent), security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Property, or any part thereof, other than encumbrances permitted by the Noteholder, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created herein or in any other Loan Document, or acquires any fixtures, equipment or other property forming a part of the Property pursuant to a lease, license or similar agreement, it being understood that the consent of the Noteholder required hereunder may be refused by the Noteholder in its sole and absolute discretion or for any reason or may be predicated upon any terms, conditions and covenants deemed advisable or necessary in the sole and absolute discretion of the Noteholder including but not limited to the right to change the interest rate, date of maturity or payments of principal and/or interest on the Note, to require payment of any amount as a fee or other consideration and to require a payment on the principal of the Note; or

                  (q) the Property is so demolished, destroyed or damaged that, in the judgment of the Noteholder, it cannot be restored or rebuilt with available funds to a profitable condition within a reasonable period of time; or

                  (r) so much of the Property is taken in condemnation, or sold in lieu of condemnation, or the Property is so diminished in value due to any injury or damages to the Property, that the remainder thereof cannot, in the judgment of the Noteholder, continue to be operated profitably for the purpose for which it was being used immediately prior to such taking, sale or diminution; or

                  (s) Grantor dissolves, liquidates, merges or consolidates or any interest in Grantor is sold, assigned, transferred, mortgaged, pledged, encumbered, or otherwise disposed of, voluntarily or involuntarily, without the prior written consent of the Noteholder or, if an individual, Grantor dies or becomes legally incapacitated; or

                  (t) any failure of any representation or warranty made under any Certification of Non-Foreign Status furnished the Noteholder in connection with the Note to be true and correct in all material respects when made or any failure to perform or other breach of any covenant therein; or

                  (u) any failure of any representation or warranty made in any guaranty of the payment of the secured indebtedness or any part thereof to be true and correct in all respects or any failure to perform or other breach of any covenant in said guaranty.

          4.2. Acceleration. Upon the occurrence of a default, the Noteholder
               ------------
shall have the option of declaring all secured indebtedness in its entirety to be immediately due and payable, and the liens and security interests evidenced hereby shall be subject to foreclosure in any manner provided for herein or provided for by law as the Noteholder may elect.

          4.3. Possession. Upon the occurrence of a default, or any event or
               ----------
circumstance which, with the lapse of time or the giving of notice, or both, would constitute a default hereunder, the Noteholder is authorized prior or subsequent to the institution of any foreclosure proceedings to enter upon the Property, or any part thereof, and to take possession of the Property and of all books, records and accounts relating thereto and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Property, including the right to rent the same for the account of Grantor and to deduct from such rents all costs, expenses and liabilities of every character incurred by the Noteholder in collecting such rents and in managing, operating, maintaining, protecting or preserving the Property and to apply the remainder of such rents on the indebtedness secured hereby in such manner as the Noteholder may elect. All such costs, expenses and liabilities incurred by the Noteholder in collecting such rents and in managing, operating, maintaining, protecting or preserving the Property, if not paid out of rents as hereinabove provided, shall constitute a demand obligation owing by Grantor and shall bear interest from the date of expenditure until paid at the rate of interest payable on matured but unpaid principal of or interest on the Note, all of which shall constitute a portion of the secured indebtedness. If necessary to obtain the possession provided for above, the Noteholder may invoke any and all legal remedies to dispossess Grantor, including specifically one or more actions for forcible entry and detainer, trespass to try title and restitution. IN CONNECTION WITH ANY ACTION TAKEN BY THE NOTEHOLDER PURSUANT TO THIS PARAGRAPH 4.3, THE NOTEHOLDER SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY GRANTOR RESULTING FROM ANY FAILURE TO LET THE PROPERTY, OR ANY PART THEREOF, OR FROM ANY OTHER ACT OR OMISSION OF THE NOTEHOLDER IN MANAGING THE PROPERTY (REGARDLESS OF WHETHER SUCH LOSS IS CAUSED BY THE NEGLIGENCE OF THE NOTEHOLDER) UNLESS SUCH LOSS IS CAUSED BY THE WILLFUL MISCONDUCT AND BAD FAITH OF THE NOTEHOLDER, NOR SHALL THE NOTEHOLDER BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION, DUTY OR LIABILITY UNDER ANY LEASE AGREEMENT COVERING THE PROPERTY OR ANY PART THEREOF OR UNDER OR BY REASON OF THIS INSTRUMENT OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER. GRANTOR SHALL AND DOES HEREBY AGREE TO INDEMNIFY THE NOTEHOLDER FOR, AND TO HOLD THE NOTEHOLDER HARMLESS FROM, ANY AND ALL LIABILITY, LOSS OR DAMAGE WHICH MAY OR MIGHT BE INCURRED BY THE NOTEHOLDER UNDER ANY SUCH LEASE AGREEMENT OR UNDER OR BY REASON OF THIS DEED OF TRUST OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER AND FROM ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY BE ASSERTED AGAINST THE NOTEHOLDER BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS ON ITS PART TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS OR AGREEMENTS CONTAINED IN ANY SUCH LEASE AGREEMENT, REGARDLESS OF WHETHER SUCH LIABILITY, LOSS, DAMAGE, CLAIMS OR DEMANDS ARE THE RESULT OF THE NEGLIGENCE OF THE NOTEHOLDER OR ANY STRICT LIABILITY. Should the Noteholder incur any such liability, the amount thereof, including costs, expenses and reasonable attorney's fees, shall be secured hereby and Grantor shall reimburse the Noteholder therefor immediately upon demand. Nothing in this Paragraph 4.3 shall impose any duty, obligation or responsibility upon the Noteholder for the control, care, management or repair of the Property, nor for the carrying out of any of the terms and conditions of any such lease agreement; nor shall it operate to make the Noteholder responsible or liable for any waste committed on the Property by the tenants or by any other parties or for any dangerous or defective condition of the Property, OR FOR ANY NEGLIGENCE IN THE MANAGEMENT, UPKEEP, REPAIR OR CONTROL OF THE PROPERTY RESULTING IN LOSS OR INJURY OR DEATH TO ANY TENANT, LICENSEE, EMPLOYEE OR STRANGER OR ANY STRICT LIABILITY. Grantor hereby assents to, ratifies and confirms any and all actions of the Noteholder with respect to the Property taken under this Paragraph 4.3. For purposes of this paragraph, the term "Noteholder" shall include the directors, officers, employees, attorneys and agents of the Noteholder and any persons or entities owned or controlled by, owning or controlling, or under common control or affiliated with the Noteholder.

          4.4. Foreclosure. Upon the occurrence of a default, the Trustee, his
               -----------
successor or substitute, is authorized and empowered and it shall be his special duty at the request of the Noteholder to sell the Mortgaged Property or any part thereof situated in the State of Texas at the courthouse of any county in the State of Texas in which any part of the Mortgaged Property is situated, at public vendue to the highest bidder for cash between the hours of 10 o'clock a.m. and 4 o'clock p.m. on the first Tuesday in any month after having given notice of such sale in accordance with the statutes of the State of Texas then in force governing sales of real estate under powers conferred by deed of trust. Any sale made by the Trustee hereunder may be as an entirety or in such parcels as the Noteholder may request, and any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by the Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and the Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Property shall be sold; and, if the proceeds of such sale of less than the whole of the Mortgaged Property shall be less than the aggregate of the indebtedness secured hereby and the expense of executing this trust as provided herein, this Deed of Trust and the lien hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale had been made; provided, however, that Grantor shall never have any right to require the sale of less than the whole of the Mortgaged Property but the Noteholder shall have the right, at its sole election, to request the Trustee to sell less than the whole of the Mortgaged Property. After each sale, the Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the property so sold to the purchaser or purchasers in fee simple with general warranty of title, and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to the Trustee shall satisfy the obligation of purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The power of sale granted herein shall not be exhausted by any sale held hereunder by the Trustee or his substitute or successor, and such power of sale may be exercised from time to time and as many times as the Noteholder may deem necessary until all of the Mortgaged Property has been duly sold and all secured indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of the Noteholder, such sale shall not exhaust the power of sale hereunder and the Noteholder shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds given by the Trustee or any successor or substitute appointed hereunder as to nonpayment of the indebtedness secured hereby, or as to the occurrence of any default, or as to the Noteholder having declared all of such indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to the refusal, failure or inability to act of the Trustee or any substitute or successor, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by the Noteholder or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. The Trustee, his successor or substitute, may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of the Trustee, his successor or substitute.

          4.5. Judicial Foreclosure. This instrument shall be effective as a
               --------------------
mortgage as well as a deed of trust and upon the occurrence of a default may be foreclosed as to any of the Property in any manner permitted by the laws of the State of Texas or of any other state in which any part of the Property is situated, and any foreclosure suit may be brought by the Trustee or by the Noteholder. In the event a foreclosure hereunder shall be commenced by the Trustee, or his substitute or successor, the Noteholder may at any time before the sale of the Property direct the said Trustee to abandon the sale, and may then institute suit for the collection of the Note and the other secured indebtedness, and for the foreclosure of this Deed of Trust. It is agreed that if the Noteholder should institute a suit for the collection of the Note or any other secured indebtedness and for the foreclosure of this Deed of Trust, the Noteholder may at any time before the entry of a final judgment in said suit dismiss the same, and require the Trustee, his substitute or successor to sell the property in accordance with the provisions of this Deed of Trust.

          4.6. Receiver. In addition to all other remedies herein provided for,
               --------
Grantor agrees that upon the occurrence of a default, or any event or circumstance which, with the lapse of time or the giving of notice, or both, would constitute a default hereunder, the Noteholder shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property, whether such receivership be incident to a proposed sale of such property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Grantor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment and agrees not to oppose any application therefor by the Noteholder, but nothing herein is to be construed to deprive the Noteholder of any other right, remedy or privilege it may now have under the law to have a receiver appointed; provided, however, that the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of the Noteholder to receive payment of the rents and income pursuant to Paragraph 3.1 hereof. Any money advanced by the Noteholder in connection with any such receivership shall be a demand obligation owing by Grantor to the Noteholder and shall bear interest from the date of making such advancement by the Noteholder until paid at the rate of interest payable on matured but unpaid principal of or interest on the Note and shall be a part of the secured indebtedness and shall be secured by this Deed of Trust and by any other instrument securing the secured indebtedness.

          4.7. Proceeds of Sale. The proceeds of any sale held by the Trustee or
               ----------------
any receiver or public officer in foreclosure of the liens evidenced hereby shall be applied:

                    FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including but not limited to all court costs and charges of every character in the event foreclosed by suit, and a reasonable fee to the Trustee acting under the provisions of Paragraph 4.4 if foreclosed by power of sale as provided in said paragraph, not exceeding five percent (5%) of the proceeds of such sale;

                    SECOND, to the payment in full of the secured indebtedness (including specifically without limitation the principal, interest and attorney's fees due and unpaid on the Note and the amounts due and unpaid and owed to the Noteholder under this Deed of Trust) in such order as the Noteholder may elect; and

                    THIRD, the remainder, if any there shall be, shall be paid to Grantor or to such other party or parties as may be entitled thereto by law.

          4.8. The Noteholder as Purchaser. The Noteholder shall have the right
               ---------------------------
to become the purchaser at any sale held by any Trustee or substitute or successor or by any receiver or public officer, and any Noteholder purchasing at any such sale shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the secured indebtedness owing to such Noteholder, or if such Noteholder holds less than all of such indebtedness the pro rata part thereof owing to such Noteholder, accounting to all other Noteholders not joining in such bid in cash for the portion of such bid or bids apportionable to such nonbidding Noteholder or Noteholders.

          4.9. Uniform Commercial Code. Upon the occurrence of a default, the
               -----------------------
Noteholder may exercise its rights of enforcement with respect to the Collateral under the Texas Business and Commerce Code, as amended, and in conjunction with, in addition to or in substitution for those rights and remedies:

                  (a) the Noteholder may enter upon the Property to take possession of, assemble and collect the Collateral or to render it unusable; and

                  (b) the Noteholder may require Grantor to assemble the Collateral and make it available at a place the Noteholder designates which is mutually convenient to allow the Noteholder to take possession or dispose of the Collateral; and

                  (c) written notice mailed to Grantor as provided herein 10 days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; and

                  (d) any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale of the Mortgaged Property under power of sale as provided herein upon giving the same notice with respect to the sale of the Collateral hereunder as is required for such sale of the Mortgaged Property under power of sale; and

                  (e) in the event of a foreclosure sale, whether made by the Trustee under the terms hereof, or under judgment of a court, the Collateral and the Mortgaged Property may, at the option of the Noteholder, be sold as a whole; and

                  (f) it shall not be necessary that the Noteholder take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this paragraph is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; and

                  (g) prior to application of proceeds of disposition of the Collateral to the secured indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorney's fees and legal expenses incurred by the Noteholder; and

                  (h) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the indebtedness or as to the occurrence of any default, or as to the Noteholder having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by the Noteholder, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

                  (i) the Noteholder may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Noteholder, including the sending of notices and the conduct of the sale, but in the name and on behalf of the Noteholder.

          4.10. Partial Foreclosure. In the event of a default in the payment of
                -------------------
any part of the secured indebtedness, the Noteholder shall have the right to proceed with foreclosure of the liens and security interests evidenced hereby without declaring the entire secured indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the secured indebtedness; and any such sale shall not in any manner affect the unmatured part of the secured indebtedness, but as to such unmatured part this Deed of Trust shall remain in full force and effect just as though no sale had been made. The proceeds of any such sale shall be applied as provided in Paragraph
4.7 except that the amount paid under subparagraph SECOND thereof shall be only the matured portion of the secured indebtedness and any proceeds of such sale in excess of those provided for in subparagraphs FIRST and SECOND (modified as provided above) shall be applied to installments of principal of and interest on the Note in the inverse order of maturity. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the secured indebtedness.

          4.11. Remedies Cumulative. All remedies herein expressly provided for
                -------------------
are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the secured indebtedness, or any part thereof, or otherwise benefiting the Noteholder, and the Trustee and the Noteholder shall, in addition to the remedies herein provided, be entitled to avail themselves of all such other remedies as may now or hereafter exist at law or in equity for the collection of the secured indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

          4.12. Resort to Any Security. The Noteholder may resort to any
                ----------------------
security given by this Deed of Trust or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as may seem best to the Noteholder in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Deed of Trust.

          4.13. Waiver. To the full extent Grantor may do so, Grantor agrees
                ------
that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force pertaining to the rights and remedies of sureties or redemption, and Grantor, for Grantor and Grantor's successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshaling of the assets of Grantor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and security interests hereby created. Grantor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of the Noteholder under the terms of this Deed of Trust to a sale of the Property for the collection of the secured indebtedness without any prior or different resort for collection, or the right of the Noteholder under the terms of this Deed of Trust to the payment of such indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatever. If any law referred to in this paragraph and now in force, of which Grantor or Grantor's successors and assigns and such other persons claiming any interest in the Property might take advantage despite this Paragraph, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Paragraph.

          4.14. Delivery of Possession After Foreclosure. In the event there is
                ----------------------------------------
a foreclosure sale hereunder and at the time of such sale Grantor or Grantor's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Property by, through or under Grantor are occupying or using the Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale. Subject to the terms of any applicable non-disturbance and/or attornment agreement between the Noteholder and any tenant(s) of the Property, such tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain an action for forcible entry and detainer of said property in the Justice of the Peace Court in the Justice Precinct in which such property, or any part thereof, is situated.

          4.15. Tender After Acceleration. If, following the occurrence of a
                -------------------------
default and the acceleration of the secured indebtedness but prior to the foreclosure of this Deed of Trust against the Property, Grantor shall tender to the Noteholder payment of an amount sufficient to pay the entire secured indebtedness, such tender shall be deemed to be a voluntary prepayment under the Note and, consequently, Grantor shall also pay to the Noteholder any charge or premium required under the Note to be paid in order to prepay principal and, if such principal payment is made during any period when prepayment is prohibited by this Deed of Trust or the Note, the applicable charge or premium shall be the maximum prepayment penalty provided for in the Note; provided, however, that in no event shall any amount payable under this paragraph, when added to the interest otherwise payable on the Note and the other secured indebtedness, exceed the maximum interest permitted under applicable law.

          4.16. Collection Expenses. Upon the occurrence of a default, Grantor
                -------------------
shall reimburse the Noteholder for all expenses incurred by the Noteholder as a result of such default, including, but not limited to, all travel costs, third-party appraisal fees, environmental report preparation and testing fees, architectural and engineering expenses, and legal fees and expenses.

                                  ARTICLE V.

                                 Miscellaneous
                                 -------------

          5.1. Defeasance. If all of the secured indebtedness be paid as the
               ----------
same becomes due and payable and if all of the covenants, warranties, undertakings and agreements made in this Deed of Trust are kept and performed, then and in that event only, all rights under this Deed of Trust shall terminate and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be released by the Noteholder in due form at Grantor's cost.

          5.2. Successor Trustee. The Trustee may resign by an instrument in
               -----------------
writing addressed to the Noteholder, or the Trustee may be removed at any time with or without cause by an instrument in writing executed by the Noteholder. In case of the death, resignation, removal or disqualification of the Trustee or if for any reason the Noteholder shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then the Noteholder shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by the Noteholder and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness secured hereby has been paid in full or until the Property is sold hereunder. In the event the indebtedness secured hereby is owned by more than one person or entity, the holder or holders of not less than a majority in the amount of such indebtedness shall have the right and authority to make the appointment of a successor or substitute trustee provided for in the preceding sentence. Such appointment and designation by the Noteholder or by the holder or holders of not less than a majority of the indebtedness secured hereby shall be full evidence of the right and authority to make the same and of all facts therein recited. If the Noteholder is a corporation and such appointment is executed in its behalf by an officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Upon the making of any such appointment and designation, all of the estate and title of the Trustee in the Property shall vest in the named successor or substitute trustee and he shall thereupon succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee; but nevertheless, upon the written request of the Noteholder or of the successor or substitute Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute Trustee all of the estate and title in the Property of the Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee, and shall duly assign, transfer and deliver any of the properties and moneys held by said Trustee hereunder to said successor or substitute Trustee. All references herein to the Trustee shall be deemed to refer to the Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof.

          5.3. Liability and Indemnification of Trustee. THE TRUSTEE SHALL NOT
               ----------------------------------------
BE LIABLE FOR ANY ERROR OF JUDGMENT OR ACT DONE BY THE TRUSTEE IN GOOD FAITH, OR BE OTHERWISE RESPONSIBLE OR ACCOUNTABLE UNDER ANY CIRCUMSTANCES WHATSOEVER (INCLUDING THE TRUSTEE'S NEGLIGENCE), EXCEPT FOR THE TRUSTEE'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and the Trustee shall be under no liability for interest on any moneys received by him hereunder. GRANTOR WILL REIMBURSE THE TRUSTEE FOR, AND INDEMNIFY AND SAVE HIM HARMLESS AGAINST, ANY AND ALL LIABILITY AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) WHICH MAY BE INCURRED BY HIM IN THE PERFORMANCE OF HIS DUTIES HEREUNDER (INCLUDING ANY LIABILITY AND EXPENSES RESULTING FROM THE TRUSTEE'S OWN NEGLIGENCE). The foregoing indemnity shall not terminate upon release, foreclosure or other termination of this Deed of Trust.

          5.4. Waiver by the Noteholder. The Noteholder may at any time and from
               ------------------------
time to time (a) waive or not enforce compliance by Grantor with any covenant herein made by Grantor (b) consent to Grantor doing any act which hereunder Grantor is prohibited from doing, or consent to Grantor failing to do any act which hereunder Grantor is required to do, (c) release any part of the Property, or any interest therein, from the lien and security interest of this Deed of Trust without the joinder of the Trustee, or (d) release any party liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other instrument now or hereafter securing the payment of the secured indebtedness, without impairing or releasing the liability of any other party. No such act shall in any way impair the rights of the Noteholder hereunder except to the extent specifically agreed to by the Noteholder in writing.

          5.5. Actions by the Noteholder. The lien, security interest and other
               -------------------------
security rights of the Noteholder hereunder shall not be impaired by any indulgence, moratorium or release granted by the Noteholder, including but not limited to (a) any renewal, extension, increase or modification which the Noteholder may grant with respect to any secured indebtedness, (b) any surrender, compromise, release, renewal, extension, exchange or substitution which the Noteholder may grant in respect of the Property, or any part thereof or any interest therein, or (c) any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness. The taking of additional security by the Noteholder shall not release or impair the lien, security interest or other security rights of the Noteholder hereunder or affect the liability of Grantor or of any endorser or guarantor or other surety or improve the right of any permitted junior lienholder in the Property.

          5.6. Rights of the Noteholder. The Noteholder may waive any default
               ------------------------
without waiving any other prior or subsequent default. The Noteholder may remedy any default without waiving the default remedied. Neither the failure by the Noteholder to exercise, nor the delay by the Noteholder in exercising, any right, power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by the Noteholder of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Noteholder and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. Acceptance by the Noteholder of any payment in an amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way affect the existence of a default hereunder.

          5.7. Notification of Account Debtors. The Noteholder may at any time
               -------------------------------
after default by Grantor notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Collateral to pay the Noteholder directly.

          5.8. Reproduction as Financing Statement. A carbon, photographic or
               -----------------------------------
other reproduction of this Deed of Trust or of any financing statement relating to this Deed of Trust shall be sufficient as a financing statement.

         5.9.  Fixture Filing. This Deed of Trust shall be effective as a
               --------------
financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real estate records in the Office of the County Clerk where the Property (including said fixtures) is situated. This Deed of Trust shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts subject to Subsection (e) of Section 9.103 of the Texas Business and Commerce Code, as amended, and is to be filed for record in the real estate records of the county where the Property is situated. The mailing address of Grantor is set forth below opposite the signature of Grantor to this Deed of Trust and the address of the Noteholder from which information concerning the security interest may be obtained is the address of the Noteholder set forth at the end of this Deed of Trust.

         5.10. Filing and Recordation. Grantor will cause this Deed of Trust and
               ----------------------
all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating hereto to be recorded, filed, re-recorded and refiled in such manner and in such places as the Trustee or the Noteholder shall reasonably request, and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

         5.11. Dealing with Successor. In the event the ownership of the
               ----------------------
Property or any part thereof becomes vested in a person other than Grantor, the Noteholder may, without notice to Grantor, deal with such successor or successors in interest with reference to this Deed of Trust and to the indebtedness secured hereby in the same manner as with Grantor, without in any way vitiating or discharging Grantor's liability hereunder or for the payment of the indebtedness secured hereby. No sale of the Property, no forbearance on the part of the Noteholder and no extension of the time for the payment of the indebtedness secured hereby given by the Noteholder shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Grantor hereunder or for the payment of the indebtedness secured hereby or the liability of any other person hereunder or for the payment of the indebtedness secured hereby, except as agreed to in writing by the Noteholder.

         5.12. Place of Payment. The Note and all other secured indebtedness
               ----------------
which may be owing hereunder at any time by Grantor shall be payable at the place designated in the Note, or if no such designation is made, at the office of the Noteholder at the address indicated in this Deed of Trust, or at such other place in Dallas County, Texas as the Noteholder may designate in writing.

         5.13. Subrogation. To the extent that proceeds of the Note are used to
               -----------
pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by the Noteholder at Grantor's request and the Noteholder shall be subrogated to any and all rights, security interests and liens owned or held by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released; provided, however, that the terms and provisions of this Deed of Trust shall govern the rights and remedies of the Noteholder and shall supersede the terms, provisions, rights and remedies under and pursuant to the instruments creating the lien or liens to which the Noteholder is subrogated hereunder.

         5.14. Application of Indebtedness. If any part of the secured
               ---------------------------
indebtedness cannot be lawfully secured by this Deed of Trust or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness or if the lien and security interest of the secured indebtedness of this Deed of Trust are invalid or unenforceable as to any part of the secured indebtedness or as to any part of the Property, then all payments made on the secured indebtedness, whether voluntary or under foreclosure or other enforcement action or procedure, shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured in whole or in part by this Deed of Trust.

         5.15. Usury. It is the intent of the Noteholder and Grantor in the
               -----
execution of the Note, this Deed of Trust and all other instruments now or hereafter securing the Note or executed in connection therewith or under any other written or oral agreement by Grantor in favor of the Noteholder to contract in strict compliance with applicable usury law. In furtherance thereof, the Noteholder and Grantor stipulate and agree that none of the terms and provisions contained in the Note, this Deed of Trust or any other instrument securing the Note or executed in connection herewith, or in any other written or oral agreement by Grantor in favor of the Noteholder, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law; that neither Grantor nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of the Note or the other indebtedness secured hereby shall ever be obligated or required to pay interest on the Note or on indebtedness arising under any instrument securing the Note or executed in connection therewith, or in any other written or oral agreement by Grantor in favor of the Noteholder, at a rate in excess of the maximum interest that may be lawfully charged under applicable law; and that the provisions of this paragraph shall control over all other provisions of the Note, this Deed of Trust and any other instruments now or hereafter securing the Note or executed in connection herewith or any other oral or written agreements which may be in apparent conflict herewith. The Noteholder expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of the Note is accelerated. If the maturity of the Note shall be accelerated for any reason or if the principal of the Note is paid prior to the end of the term of the Note, and as a result thereof the interest received for the actual period of existence of the loan evidenced by the Note exceeds the applicable maximum lawful rate, the Noteholder shall, at its option, either refund to Grantor the amount of such excess or credit the amount of such excess against the principal balance of the Note then outstanding and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest. In the event that the Noteholder shall contract for, charge or receive any amount or amounts and/or any other thing of value which are determined to constitute interest which would increase the effective interest rate on the Note or the other indebtedness secured hereby to a rate in excess of that permitted to be charged by applicable law, all such amounts determined to constitute interest in excess of the lawful rate shall, upon such determination, at the option of the Noteholder, be either immediately returned to Grantor or credited against the principal balance of the Note then outstanding or the other indebtedness secured hereby, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. By execution of this Deed of Trust, Grantor acknowledges that it believes the loan evidenced by the Note to be non-usurious and agrees that if, at any time, Grantor should have reason to believe that such loan is in fact usurious, it will give the Noteholder notice of such condition and Grantor agrees that the Noteholder shall have ninety (90) days after receipt of such notice in which to make appropriate refund or other adjustment in order to correct such condition if in fact such exists. The term "applicable law" as used in this paragraph shall mean the laws of the State of *Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

         5.16. Notice. Any notice, request, demand or other communication
               ------
required or permitted hereunder, or under the Note, or under any other instrument securing the payment of the Note (unless otherwise expressly provided therein) shall be given in writing by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address shown on the signature page of this Deed of Trust, or to such different address as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given and received either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein; provided that, service of a notice required by Tex. Property Code ss. 51.002 shall be considered complete when the requirements of that statute are met.

         5.17. Successors and Assigns. The terms, provisions, covenants and
               ----------------------
conditions hereof shall be binding upon Grantor, and the successors and assigns of Grantor including all successors in interest of Grantor in and to all or any part of the Property, and shall inure to the benefit of the Trustee and the Noteholder and their respective successors, substitutes and assigns and shall constitute covenants running with the land. All references in this Deed of Trust to Grantor, Trustee or the Noteholder shall be deemed to include all such successors, substitutes and assigns.

         5.18. Severability. A determination that any provision of this Deed of
               ------------
Trust is unenforceable or invalid shall not affect the enforceability or validity of any other provision and any determination that the application of any provision of this Deed of Trust to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

         5.19. Gender and Number. Within this Deed of Trust, words of any gender
               -----------------
shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, and words in the plural number shall be held and construed to include the singular, unless in each instance the context otherwise requires.

         5.20. Joint and Several. Where two or more persons or entities have
               -----------------
executed this Deed of Trust, unless the context clearly indicates otherwise, the term "Grantor" as used in this Deed of Trust means the grantors hereunder or either or any of them and the obligations of Grantor hereunder shall be joint and several.

         5.21. Reporting Requirements. Grantor agrees to comply with any and all
               ----------------------
reporting requirements applicable to the transaction evidenced by the Note and secured by this Deed of Trust which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, including but not limited to The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978, The Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984 and further agrees upon request of the Noteholder to furnish the Noteholder with evidence of such compliance.

         5.22. Headings. The paragraph headings contained in this Deed of Trust
               --------
are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

         5.23. Consent of the Noteholder. Except where otherwise provided
               -------------------------
herein, in any instance hereunder where the approval, consent or the exercise of judgment of the Noteholder is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of the Noteholder, and the Noteholder shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or the Noteholder's judgment.

         5.24. Modification or Termination. The Loan Documents may only be
               ---------------------------
modified or terminated by a written instrument or instruments executed by the party against which enforcement of the modification or termination is asserted. Any alleged modification or termination which is not so documented shall not be effective as to any party.

         5.25. Negation of Partnership. Nothing contained in the Loan Documents
               -----------------------
is intended to create any partnership, joint venture or association between Grantor and the Noteholder, or in any way make the Noteholder a co-principal with Grantor with reference to the Property, and any inferences to the contrary are hereby expressly negated.

         5.26. Modification by Subsequent Owners. Grantor agrees that it shall
               ---------------------------------
be bound by any modification of this Deed of Trust or any of the other Loan Documents made by the Noteholder and any subsequent owner of the Property, with or without notice to Grantor, and no such modification shall impair the obligations of Grantor under this Deed of Trust or under any Loan Document. Nothing in this paragraph shall be construed as permitting any transfer of the Property which would constitute a default under this Deed of Trust.

         5.27. Entire Agreement. The Loan Documents constitute the entire
               ----------------
understanding and agreement between Grantor and the Noteholder with respect to the transactions arising in connection with the indebtedness secured hereby and supersede all prior written or oral understandings and agreements between Grantor and the Noteholder with respect thereto.

Grantor hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by the Noteholder to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Loan Documents.

         5.28. Applicable Law. THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS
               --------------  -----------------------------------------------
AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL IN
-------------------------------------------------------------------------------
ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE
-------------------------------------------------------------------------------
LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO TEXAS' PRINCIPLES OF
-------------------------------------------------------------------------
CONFLICTS OF LAW) AND THE LAW OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN
--------------------------------------------------------------------------------
SUCH STATE. GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION
--------------------------------------------------------------------------------
OF ANY TEXAS OR FEDERAL COURT SITTING IN DALLAS, TEXAS (OR ANY COUNTY IN TEXAS
------------------------------------------------------------------------------
WHERE ANY PORTION OF THE PROPERTY IS LOCATED) OVER ANY SUIT, ACTION OR
----------------------------------------------------------------------
PROCEEDING ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, AND GRANTOR
-------------------------------------------------------------------------------
HEREBY AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF
-------------------------------------------------------------------------
PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH
-----------------------------------------------------------------------------
SUIT, ACTION OR PROCEEDING IN ANY TEXAS OR FEDERAL COURT SITTING IN DALLAS,
---------------------------------------------------------------------------
TEXAS (OR SUCH OTHER COUNTY IN TEXAS) MAY BE MADE BY CERTIFIED OR REGISTERED
----------------------------------------------------------------------------
MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO GRANTOR AT THE ADDRESS OF GRANTOR
-----------------------------------------------------------------------------
FOR THE GIVING OF NOTICES PURSUANT TO PARAGRAPH 5.16 HEREOF, AND SERVICE SO MADE
--------------------------------------------------------------------------------
SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.
-------------------------------------------------------------------------

         5.29. Waiver of Judicial Procedural Matters. Grantor hereby expressly
               -------------------------------------
and unconditionally waives, in connection with any suit, action or proceeding brought by the Noteholder in connection with any of the Loan Documents, any and every right it may have to (i) injunctive relief, (ii) a trial by jury, (iii) interpose any counterclaim therein (other than a compulsory counterclaim) and
(iv) have the same consolidated with any other or separate suit, action or proceeding. Nothing herein contained shall prevent or prohibit Grantor from instituting or maintaining a separate action against the Noteholder with respect to any asserted claim.

                 [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, Grantor has executed this Deed of Trust, Mortgage and Security Agreement on this 20/th/ day of December, 2000.

                                        WELLS OPERATING PARTNERSHIP, L.P.,
                                        a Delaware limited partnership


                                        By:  Wells Real Estate Investment Trust,
                                             Inc., a Maryland corporation, its
                                             general partner


                                             By:/s/ Douglas P. Williams
                                                --------------------------------
                                             Name:  Douglas P. Williams
                                             Title: Executive Vice President


The address of Grantor is:
Wells Operating Partnership, L.P.
c/o Wells Real Estate Funds
6200 The Corners Parkway Suite 250
Atlanta, Georgia 30092

The address of the Noteholder is:
Guaranty Federal Bank, F.S.B.
8333 Douglas Avenue
Dallas, Texas  75225
Attention:   Commercial Real Estate Lending Division

THE STATE OF GEORGIA    )
                        )
COUNTY OF GWINNETT      )

         This instrument was acknowledged before me on December 19, 2000 by Douglas P. Williams, Executive Vice President of Wells Real Estate Investment Trust, Inc., a Maryland corporation, and the general partner of Wells Operating Partnership, L.P., a Delaware limited partnership, on behalf of said corporation and limited partnership.


                             [NOTARY SEAL]

                                                 /s/ W. L. O'Callaghan
                                                 -------------------------------
                                                 Notary Public, State of Georgia

                                                 _______________________________
                                                        (printed name)
My commission expires:
____________.

                                   Exhibit A

                                   EXHIBIT A

DESCRIPTION of 14.3048 acres (623,119 S.F.) of land, being all of Restricted Reserve 1 (restricted for non residential use), Block 6, of the Partial Replat of Enclave, as recorded in Volume 328, Page 13 of the Map Records of Harris County, Texas, all being situated in the Joel Wheaton Survey, Abstract 80, Harris County, Texas and more particularly described as follows:

BEGINNING at the north cut-back corner in the west line of Enclave Parkway 105-foot right-of-way, and the northwest cut-back line of Briar Forest Drive 100-foot right-of-way, said corner being marked with a found 3/4-inch iron rod;

THENCE S.42(degrees) 19'00"W., 14.14 feet along a southeasterly line of the herein described tract to the south cut-back corner in the north line of Briar Forest Drive 100-foot right-of-way, marked with a found 3/4-inch iron rod;

THENCE S.87(degrees) 19'00"W., 708.92 feet along the north line of said Briar Forest Drive, said line also being the south line of the herein described tract to a found 1-inch iron rod marking its southwest corner;

THENCE N.01(degrees)58' 42"W, 476.85 feet along a west line of the herein described tract to an interior corner marked with a found 5/8-inch iron rod;

THENCE S.87(degrees)22' 44"W., 88.92 feet along a south line of the herein described tract to a 5/8-inch iron rod found marking a southwest corner;

THENCE N.01(degrees)58' 42"W., 405.83 feet along a west line of the herein described tract to its intersection with the south line of Olive Hill Drive 60-foot right-of-way, and being the northwest corner of the herein described tract marked with a found 5/8-inch iron rod;

THENCE S.86(degrees)02' 52"E., 149.73 feet found (S.85(degrees)55' 51"E., 150.00 call) along the north line of the herein described tract, said line also being the south line of Olive Hill Drive 90-foot right-of-way, to an angle point marked with a found 3/4-inch iron rod;

THENCE N.88(degrees)20' 47"E., 149.73 feet found (S.88(degrees)79' 48"E., 471.61 feet call) continuing along the south line of said Olive Hill Drive and the north line of the herein described tract to the west cut-back corner in the south line of Olive Hill Drive, being marked with a found 3/4-inch iron rod;

THENCE S.46(degrees)42' 08"E., 14.15 feet along a cut-back line to the south cut-back corner in the west line of Enclave Parkway 90-foot right-of-way, said corner being marked with a found 3/4-inch iron rod; said corner being in the arc of a curve to the left;

THENCE in a southerly direction 376.58 feet along the west line of said Enclave Parkway 90-foot right-of-way, following the arc of a curve to the left having a radius of 2,045.00 feet and subtending a central angle of 10(degrees)33' 03" to its point of tangency, marked with a found 3/4-inch iron rod;

THENCE S.12(degrees)25' 33"E., 100.00 feet continuing along the west line of Enclave Parkway 90-foot right-of-way, said line also being the east line of the herein described tract to the point of curvature of a curve to the right; said point being marked with a found 3/4-inch iron rod:

THENCE in a southerly direction 194.36 feet continuing along the west line of Enclave Parkway and the east line of the herein described tract following the arc of a curve to the right, having a radius of 1,955.00 feet and subtending a central angle of 05(degrees)41' 46" to a point being marked with a found 3/4-inch iron rod;

THENCE S.01(degrees)42' 39"E., 168.47 feet continuing along the east line of the herein described tract and the west line of said Enclave Parkway (with a right-of-way which varies from 90-feet to 105-feet) to the north cut-back corner of Enclave Parkway and the north cut-back line of Briar Forest Drive and the POINT OF BEGINNING and containing 14.3030 acres (623.119 square feet) of land and being all of the aforementioned Restricted Reserve I.

                                   Exhibit B

                           (Permitted Encumbrances)

     Subject to the matters set forth in Schedule B of the Mortgagee Policy of Title Insurance issued by Fidelity National Title Insurance Company in favor of Guaranty Federal Bank, F.S.B. insuring the lien of this Deed of Trust, Mortgage and Security Agreement, but excluding any exceptions for mechanics's or materialmen's liens, if any.